UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2011

GREENMAN TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane

Lynnfield Massachusetts 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

     On March 30, 2011, GreenMan Technologies, Inc., a Delaware corporation (the “Company”), held its 2011 Annual Meeting of Stockholders, at which directors were elected and Schechter, Dokken, Kanter, Andrews & Selcer, Ltd.’s appointment as the Company’s independent auditors for the fiscal year ending September 30, 2011 was ratified. The final voting results of each of these matters were as follows:

1. Election of Directors:

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
Maury Needham	17,773,160	110,370	13,514,071
Lew Boyd	17,742,160	141,370	13,514,071
Dr. Allen Kahn	17,765,160	118,370	13,514,071
Lyle Jensen	17,762,160	121,370	13,514,071
Kevin Tierney, Sr.	17,790,160	93,370	13,514,071
Tom Galvin	17,779,160	104,370	13,514,071

2. Ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as independent auditors for fiscal year ending September 30, 2011:

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
30,959,487	412,877	25,237	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENMAN TECHNOLOGIES, INC.

By: /s/ Charles E. Coppa

Charles E. Coppa

Chief Financial Officer

Date: April 5, 2011